File No. 033-79166, 811-8522
                                           Filed under Rule 497(e)
The Equi-Select Series Trust


                      Prospectus Supplement

                          July 9, 1997


                        Supplement to the
               Prospectuses dated May 1, 1996 for

                  The Equi-Select Series Trust

     On July 7, 1997, Equitable of Iowa Companies ("Equitable of Iowa") and ING Groep, N.V. ("ING") entered into a definitive merger agreement providing for Equitable of Iowa to become a wholly owned subsidiary of ING in a transaction expected to occur in the fourth quarter of this year. Equitable of Iowa is the corporate parent of Equitable Investment Services, Inc. ("EISI"), the adviser of the Equi-Select Series Trust (the "ESS Trust"). ING, headquartered in the Netherlands, is a global financial services holding company with over $275 billion in assets and another $50 billion in third-party assets under management. Consummation of the acquisition, which is subject to a number of conditions including customary regulatory approvals, will likely result in the termination of the investment advisory agreement between EISI and the ESS Trust and each of the sub-advisory agreements among EISI, the ESS Trust and each the ESS Trust's sub-advisers. It is expected that the ESS Trust's Board of Trustees will consider before that time new agreements with EISI and the sub-advisors in respect of the ESS Trust. Any such agreements, which will likely be substantially identical to the current agreements, would be subject to approval by shareholders of the ESS Trust.



This supplement should be retained with your Prospectus for the Equi-Select Series Trust.



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